Exhibit 10.1

CONSENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”) dated as of December 28, 2020, is by and among SIX FLAGS ENTERTAINMENT CORPORATION, a Delaware corporation (the “Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

R E C I T A L S

A.        The Borrower, Parent, Holdings, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Second Amended and Restated Credit Agreement dated as of April 17, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of October 18, 2019, that certain Replacement Revolving Facility Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2020, that certain First Incremental Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 22, 2020 and that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of August 26, 2020 (as otherwise amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement as modified by this Consent, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations (subject to the terms and conditions thereof) to the Borrower.

B.         The Borrower has requested, and the Lenders party hereto and the Administrative Agent have agreed, on the terms and conditions set forth herein, to modify the Existing Credit Agreement pursuant to the consent set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all article, schedule, exhibit and section references in this Consent refer to articles, schedules, exhibits and sections of the Credit Agreement.

Section 2.        Consent to Existing Credit Agreement. Notwithstanding the restrictions set forth in Section 9.11 of the Existing Credit Agreement, the Lenders party hereto hereby consent to the fiscal year of Parent, Holdings and the Borrower ending on a day other than December 31 and to Parent, Holdings and the Borrower’s change to the method of determining fiscal quarters and fiscal years such that each fiscal quarter (beginning with the fiscal quarter starting January 1, 2021) shall consist of thirteen consecutive weeks ending on a Sunday and each fiscal year (beginning with the fiscal year starting January 1, 2021) shall consist of 52 weeks or 53 weeks, as applicable, and shall end on the Sunday closest to December 31.  Each reference in the Credit Agreement to (a) a “fiscal quarter” shall be deemed to mean a fiscal quarter consisting of thirteen consecutive weeks in accordance with the foregoing sentence, (b) the “last day of the most recently ended fiscal quarter”, “last day of any fiscal quarter” or any similar reference shall be deemed to mean the last day of the applicable thirteen-week fiscal quarter, (c) March 31, June 30, September 30 or December 31 of any fiscal year ending after 2020, shall be deemed to refer to the last day of the applicable thirteen-week fiscal quarter ending closest to March 31, June 30, September 30 and December 31 and (d) a “fiscal year” shall be deemed to mean a fiscal year made up of four consecutive fiscal quarters of thirteen weeks in accordance with the foregoing sentence, from approximately January 1 through approximately December 31.  Notwithstanding the foregoing, such change to the method of determining fiscal quarters and any associated change in the last day of any fiscal quarter or any other date shall not apply to the dates set forth in the definition of “Interest Payment Date,” “L/C Fee Payment Date,” Section 2.3 of the Credit Agreement and Section 5.2 of the Credit Agreement, all of which shall remain as set forth in the Existing Credit Agreement prior to this Consent.

Section 3.        Conditions Precedent.

3.1       Effectiveness.  This Consent shall not become effective until the earliest date (the “Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 12.1 of the Credit Agreement):

(a)        Counterparts.  Administrative Agent shall have received (i) executed counterparts of this Consent from each of the Loan Parties and (ii) a duly executed and delivered Lender consent in the form attached hereto as Exhibit A from Lenders constituting the Required Lenders.

(b)        No Default or Event of Default.  As of the date hereof after giving effect to this Consent, no Default or Event of Default shall have occurred and be continuing.

(c)        Representations and Warranties.  Each of the Loan Parties does hereby represent and warrant to the Lenders that, as of the date hereof after giving effect to this Consent, all of the representations and warranties of each Loan Party contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Effective Date (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date.

Section 4.      Miscellaneous.

4.1     Confirmation.  The provisions of the Loan Documents, as modified by this Consent, shall remain in full force and effect in accordance with their terms following the effectiveness of this Consent.

4.2     Ratification and Affirmation.  Each of the undersigned does hereby adopt, ratify, and confirm the Existing Credit Agreement and the other Loan Documents, as modified hereby, and its obligations thereunder and each Loan Party hereby acknowledges that it has reviewed and consents to the terms and conditions of this Consent and the transactions contemplated hereby.  Each of the Loan Parties hereby acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby, notwithstanding the modifications contained herein.  Each Guarantor hereby confirms that it consents to the terms of this Consent.

4.3     Loan Document.  This Consent and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection herewith are “Loan Documents” as defined and described in the Existing Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Consent.  This Consent shall not constitute a novation of the Existing Credit Agreement or of any other Loan Document and the execution, delivery and effectiveness of this Consent does not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents.

4.4     Counterparts.  This Consent may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Consent by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Consent and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

4.5     NO ORAL AGREEMENT.  THIS CONSENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6     GOVERNING LAW.  THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.7     Severability.  Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the date first written above.

SIX FLAGS ENTERTAINMENT
CORPORATION,
as Parent

By:	/s/ Chris Neumann
Name:	Chris Neumann
Title:	VP, Legal

SIX FLAGS OPERATIONS INC.,
as Holdings

By:	/s/ Chris Neumann
Name:	Chris Neumann
Title:	VP, Legal

SIX FLAGS THEME PARKS INC.,
as Borrower

By:	/s/ Chris Neumann
Name:	Chris Neumann
Title:	VP, Legal

[Signature Page to Consent to Second Amended and Restated Credit Agreement]

FIESTA TEXAS, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT AMERICA LLC
GREAT ESCAPE HOLDING INC.
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
MAGIC MOUNTAIN LLC
PARK MANAGEMENT CORP.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
SIX FLAGS AMERICA INC.
RIVERSIDE PARK ENTERPRISES, INC.
SIX FLAGS AMERICA PROPERTY
CORPORATION
SIX FLAGS GREAT ADVENTURE LLC
SIX FLAGS INTERNATIONAL
DEVELOPMENT CO.
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS ST. LOUIS LLC
SOUTH STREET HOLDINGS LLC
STUART AMUSEMENT COMPANY
SF GREAT AMERICA HOLDING LLC
SIX FLAGS CONCORD LLC
SIX FLAGS DARIEN LLC
SIX FLAGS DARIEN SEASONAL LLC
SIX FLAGS SPLASHTOWN LLC
SIX FLAGS FRONTIER LLC
SIX FLAGS WW BAY LLC
SIX FLAGS PHOENIX LLC
HWP DEVELOPMENT HOLDINGS LLC
SIX FLAGS MW LLC

By:	/s/ Chris Neumann
Name:	Chris Neumann
Title:	VP, Legal

[Signature Page to Consent to Second Amended and Restated Credit Agreement]

HURRICANE HARBOR LP

By:	Hurricane Harbor GP LLC,
its General Partner

By:	/s/ Chris Neumann
Name:	Chris Neumann
Title:	VP, Legal

SIX FLAGS AMERICA LP

By:	Funtime, Inc.,
its General Partner

By:	/s/ Chris Neumann
Name:	Chris Neumann
Title:	VP, Legal

SIX FLAGS GREAT ESCAPE L.P.
GREAT ESCAPE THEME PARK L.P.
GREAT ESCAPE RIDES L.P.

By:	Great Escape Holding Inc.,
their General Partner

By:	/s/ Chris Neumann
Name:	Chris Neumann
Title:	VP, Legal

HWP DEVELOPMENT LLC

By:	/s/ Chris Neumann
Name:	Chris Neumann
Title:	VP, Legal

[Signature Page to Consent to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, an
Issuing Bank, the Swing Line Lender and a
Lender
By:	/s/ Kyle R. Holtz
Name:	Kyle R. Holtz
Title:	Director

[Signature Page to Consent to Second Amended and Restated Credit Agreement]

Exhibit A to

Consent to

Second Amended and Restated

Credit Agreement

CONSENT TO

CONSENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

December ____, 2020

Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 17, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of October 18, 2019, that certain Replacement Revolving Facility Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2020, that certain First Incremental Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 22, 2020 and that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of August 26, 2020 (as otherwise amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

The undersigned Lender hereby consents to that certain Consent to Second Amended and Restated Credit Agreement.

____________________, as a Lender

By:

Name:

Title:

By:

Name:

Title:

Exhibit A